Exhibit 99.1

Repros Therapeutics Development of small molecule drugs for major unmet medical needs that treat male and female reproductive disorders.

Repros Disclaimer Any statements made by the Company that are not historical facts contained in these slides (or in any oral accompanying discussion) are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as "may," "will," "expect," "anticipate," "continue," "estimate," "project," "potential," "intend," "believe," "plan," "seek," "could," "can," "should" or similar expressions. These statements are based on assumptions that the Company has made in light of the Company's experience in the industry, as well as the Company's perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to anticipated milestones for Enclomiphene and Proellex(R), the conduct of planned clinical studies and the timing and nature of the results thereof, the markets for the Company's products and the potential success of the Company in penetrating those markets and that the Company's need for and use of financial resources. Such statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors that may cause actual events to be materially different from those expressed or implied by such forward-looking statements, including the ability to raise additional needed capital on a timely basis in order for it to continue to fund development of its Enclomiphene and Proellex(R) programs, the ability to have success in the clinical development of its technologies, the reliability of interim results to predict final study outcomes, and such other risks as are identified in the Company's most recent Annual Report on Form 10-K and the subsequent quarterly report on Form 10-Q. These documents are available on request from Repros or at www.sec.gov. Repros disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In this presentation, we rely on and refer to information and statistics regarding the pharmaceutical industry. We obtained this information and these statistics from third-party sources, which we have supplemented where necessary with information from publicly available sources and our own internal estimates. Industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. While we believe that each of these studies and publications is reliable, we have not independently verified such data, and we make no any representation as to the accuracy of such information. Similarly, we believe our internal research is reliable, but it has not been verified by any independent sources.

Proellex Addressing significant unmet female reproductive disorders

PROELLEX EVOLUTION OF LEAD COMPOUND O CH 3 O OMe N OAc CH 3 H 3 C 44 Analogues Synthesized to Date O CH 3 N CH 3 H 3 C C OH C CH3 O CH 3 OH 3 C N OAc CH 3 H 3 C CDB - 2477 (RU486) CDB - 2914 Ulipristal Acetate CDB - 4124

An Effective Dose of Proellex Stops Menstruation in Majority of Women Induction of amenorrhea relieves key symptoms of uterine fibroids and endometriosis 0 10 20 30 40 50 60 70 80 90 100 1 mg 3 mg 6 mg 9 mg 12 mg 25 mg 50 mg % of Women with Induced Amenorrhea Proellex induced amenorrhea Mimics early follicular phase Without progesterone

Impact of Proellex Treatment of Uterine Fibroids 58.3 46.2 80.0 80.0 0.0 18.2 0 10 20 30 40 50 60 70 80 90 6 mg Vaginal 12 mg Vaginal 6 mg Oral 12 mg Oral Placebo Vaginal Placebo Oral Subjects with Amenorrhea (%) - 27.3 - 13.4 - 13.5 - 40.0 3.6 3.5 -45 -40 -35 -30 -25 -20 -15 -10 -5 0 5 10 6 mg Vaginal 12 mg Vaginal 6 mg Oral 12 mg Oral Placebo Vaginal Placebo Median Percentage Change in Fibroid Volume (%)

0 2 4 6 8 10 12 14 Baseline 18 weeks Days Mean Sum of Daily Menstrual Pain (28 days) Placebo Proellex 0 5 10 15 20 25 30 35 Baseline 18 Weeks Number of Pain Pills Taken Total Number of Pain Pills (28 days) Placebo Proellex Interim ZPE - 202 Assessment 18 Weeks of Treatment Placebo n=6, Proellex n=15

Proellex Clinical Goals • Confirm Phase 3 requirements with FDA • Uterine Fibroids: Fourth Quarter 2016 • Endometriosis: First Quarter 2017 • Completed Proellex NDA components • Pre - clinical complete (including 2 carcinogenicity studies) • Manufacturing complete (API sourced, stable final drug product) • Phase 1 complete except TQtc – No signal in pilot study

Enclomiphene Rational treatment for secondary hypogonadism

Enclomiphene Development Status • Central EU filing ongoing – Anticipated marketing authorization Q4 - ’17 – Treatment for secondary hypogonadism • FDA Complete Response to NDA – Must provide evidence of clinical benefit • US Phase 2 “Proof of Concept” to evaluate clinical benefit – Type C meeting with FDA when meaningful clinical benefit is identified

Prescription Claims for Testosterone Products Nguyen et al N Eng J Med 2015 73% 9% 3%

0 20 40 60 80 LH (U/L) 0 10 20 30 40 50 Total Testosterone (nmol/L) Primary Hypogonadism Low T, high LH n=52 (1.7%) n = 3219 40 – 80 yr Categorizing Gonadal Status by Testosterone and LH Eugonadal Normal T and LH Compensated ‘Hypogonadism ’ Normal T, high LH Secondary Hypogonadism Low T, normal/low LH n=318 (10.4%) <300 ng/ dL >9.4 U/L EMAS Tajar, JCEM 2010

Risk Factors Secondary vs Primary Hypogonadism Age ( yrs ) BMI ≥ 25 - <30 kg/m 2 BMI ≥ 30 kg/m 2 Smoking ( current) Alcohol ( frequent) Co - morbidity ( ≥ 1) 0 5 10 15 *** *** * Adjusted Relative Risk Ratio Secondary Obesity Related Hypogonadism EMAS Tajar, JCEM 2010 0 5 10 15 *** Hypogonadism of Aging * p<0.05 *** p<0.001 Primary

Size of Overweight and Obese US Population It is more than a sex issue 83,740,000 Males Age 20 - 60 58,620,000 Overweight or Obese 28,470,000 Metabolic Syndrome 1,700,000 Symptomatic (libido, etc.) Overweight or Obese Estimates based on CDC, EMAS and Sponsor Data

Exogenous Testosterone for Secondary Hypogonadism 15 Hypothalamus Pituitary Androgen Effects Fertility Estradiol (E 2 ) DHT GnRH LH FSH + - T + Testis Leydig cells Sertoli cells Testosterone ( T) Spermatogenes is T T Exogenous Testosterone Suppresses the HPG Axis

Camacho et al. European Journal of Endocrinology 2013 Obesity Related Hypogonadism is a Reversible Disorder Treatment with Exogenous T “May require lifelong therapy” (Bayer abstract quote) (a) Total testosterone ( nmol I - 1 ) in hypogonadal men with continuous (n=115) and interrupted (n=147) testosterone treatment (b) Weight (kg) Yassin 2015 Clin . Endo.

How Enclomiphene Works Enclomiphene blocks estrogen at the level of the H - P axis increasing LH levels which in turn increases endogenous production of T 0 1 2 3 4 5 6 7 Enclomiphene LH Androgel LH Median LH ( mIU /mL) Impact on LH in 16 Wk Study ZA - 304 Baseline End of Study 0 50 100 150 200 250 300 350 400 450 500 Enclomiphene T Androgel T Mean Morning T (ng/ dL ) Impact on T in 16 Wk Study ZA - 304 Baseline End of Study p<0.0001 p=0.0007 Induction of infertility in Androgel arm

Phase 2 Proof of Concept “Diet & Exercise” Study in Obese Hypogonadal Men - Baseline Findings Screen 98 to enroll 50 15 Month Study • Enrollment (n=50 in 5 weeks @ 5 sites) • Demographics ( stdev ) – Age: 43.3 (9.2) – BMI: 36.8 (3.2) – Waist: 46.9” (4.1) – % Body Fat: 38.1 (5.2) • Hormonal Status – Testosterone: 221.9 (52.7) ng/ dL – Estradiol: 48.1 (14.8) pg /mL – T:E Ratio: 4.95 (1.7) normal 20 - 25 • Top 4 Reported Baseline Symptoms (% of Enrollees) – Fatigue/Lack of Energy: 96% – Depression, Irritability Lack of Focus: 74% – Poor Libido: 60% – Muscle Weakness: 48%

Interim 3 Month Data ZA - 205 31 32 33 34 35 36 37 38 39 Bl 3 mo 6 mo 9 mo 12 mo 15mo BMI BMI Over Time 12.5 mg 25 mg pbo 0 50 100 150 200 250 300 350 400 450 Scr BL 3 mo 6 mo 9 mo 12 mo 15 mo Morning T (ng/ dL ) Morning T Over Time 12.5 mg 25 mg pbo Commercial diet ends at 6 months. Personal trainer ends at 12 months.

Repros Late Stage Assets Repros seeking regional or global development/commercialization partners